Managed by Friess Associates, LLC	Quarterly Report	June 30, 2007

Dear Fellow Shareholders:

With few surprises on the macro front, individual companies supplied the bulk of the June quarter’s market-moving news. The Brandywine Funds enjoyed their best quarterly returns in nearly two years.

Brandywine Fund grew 9.60 percent in the June quarter, leading gains in the Russell 3000 and Russell 3000 Growth Indexes of 5.77 and 6.84 percent. Brandywine Blue Fund rose 8.81 percent as the S&P 500, Russell 1000 and Russell 1000 Growth Indexes added 6.28, 5.90 and 6.86 percent.

June-quarter performance helped bring the Brandywine Funds into double-digit territory on a year-to-date basis. Brandywine grew 12.83 percent this year through June 30, surpassing returns in the Russell 3000 and Russell 3000 Growth Indexes of 7.11 and 8.22 percent. Brandywine Blue Fund posted an 11.39 percent return in the first six months of the year, while the S&P 500, Russell 1000 and Russell 1000 Growth Indexes gained 6.96, 7.18 and 8.13 percent.

Macro issues that at times threatened the market’s mood in the June quarter were familiar, including housing-related woes and a surge in oil prices. There was even another drop in Chinese stocks like there was in the March quarter. In the end, investors digested these issues as more of the same.

Operational strength invited share-price growth in the June quarter. Few companies demonstrated that relationship better than McDermott International, the biggest contributor to Brandywine’s performance. We added McDermott to the portfolio two years ago in April and, despite posting torrid earnings growth since then, the company showed no signs of wear in the June quarter. Wall Street predicted McDermott would report March-quarter earnings of $0.75 a share. Instead, McDermott earned $1.38, representing 118 percent year-over-year growth.

	Brandywine	Brandywine Blue
Cumulative Total Return	% Change	% Change

Quarter	9.60		8.81
One Year	21.02		19.99
Five Years	77.13		83.84
Ten Years	121.43		130.53
Inception	1,535.74	*	773.58	**

Annualized Total Return

Five Years	12.11		12.95
Ten Years	8.27		8.71
Inception	13.88	*	14.07	**

*12/30/85 **1/10/91

Expense Ratio***

Brandywine	1.08%
Brandywine Blue	1.10%

***As stated in the Prospectus dated January 31, 2007

Performance data quoted represent past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.brandywinefunds.com.

McDermott followed that earnings report, released on May 7, with a string of announcements that ran into the June quarter’s final days. Its oil and gas unit won a major offshore construction contract with the Saudi national oil company and pipeline projects in Vietnam and Qatar. The company’s other businesses, power generation and government operations, also announced new deals. These opportunities are in addition to the $7.9 billion in backlogged business McDermott had at the end of March, up 34 percent from a year ago.

While every economic sector represented in the Brandywine portfolio was a positive influence for the quarter, holdings from the industrial sector, including McDermott, were the strongest contributors on an absolute and relative basis. Precision Castparts (both Funds) and holdings unique to Brandywine Blue, including Fluor Corp., Deere & Co. and Emerson Electric, helped make the industrial sector a notable positive influence for Brandywine Blue as well.

Deere beat earnings estimates by 12 percent with 25 percent April-quarter earnings growth as demand for food, feed and fuel drove agricultural equipment sales. Asian economic growth is bolstering demand for food crops and animal feed at the same time production of alternative fuels is consuming more corn and other crops. The USDA’s corn acreage report released on June 29 showed the most planted acres since 1944.

Partly influenced by the same trend, holdings from the materials sector contributed most to Brandywine Blue’s results versus large-cap benchmarks. The Mosaic Co. (Brandywine Blue), which makes fertilizer and feed products, and Lyondell Chemical (both Funds), which makes basic chemicals and refines heavy crude oil, were the first- and third-largest contributors to Brandywine Blue’s total gains. Materials sector holdings played a supportive but less pronounced role for Brandywine.

Technology holdings, which comprised the largest percentages of assets in the Brandywine Funds, contributed significantly to performance, particularly in Brandywine. Brandywine held aQuantive in May when Microsoft agreed to buy the digital marketing service provider for $6 billion, representing an 85 percent premium.

Tech standouts that were common to Brandywine and Brandywine Blue, including Oracle, Hewlett-Packard and Autodesk, reflected the relationship between earnings results and share prices that was a defining theme for the quarter. Oracle, Hewlett-Packard and Autodesk reported earnings growth for their most recently completed quarters of 28, 30 and 38 percent. NVIDIA, also in both Funds, was an especially encouraging beneficiary of the market’s keen focus on earnings.

NVIDIA declined in the March-quarter as investors speculated that an Advanced Micro Devices (AMD) acquisition spelled trouble for NVIDIA. Since AMD’s target was an Intel supplier, we stuck with NVIDIA as our research showed that the acquisition created opportunity for NVIDIA to expand its relationship with Intel. NVIDIA shares took off after the company reported expectation-beating earnings growth of 45 percent for the April quarter, turning NVIDIA from one of the March quarter’s biggest detractors into one of the June quarter’s major contributors.

Holdings sensitive to consumer discretion added to Brandywine’s absolute return, but detracted from performance versus benchmarks because the Fund’s consumer-related companies didn’t keep up with the rest of the market. Brandywine Blue’s two holdings in the consumer staples sector posted single-digit declines, weighing on absolute and relative results. In both Funds, consumer-related companies comprised smaller percentages of assets than their representation in benchmarks, mitigating their influence.

For more information on holdings that influenced June-quarter performance, please see Roses & Thorns on page 4 for Brandywine and page 9 for Brandywine Blue.

After a drop in Chinese stocks sparked a brief scare here in the March quarter, the U.S. stock market rebounded in encouraging fashion. Companies that executed on the earnings front attracted rewards. That trend carried on throughout the just-completed June quarter.

There are always reasons for the market to swing from day to day, but we believe the conditions that have promoted a mostly rational environment so far this year still exist as we begin the September quarter. We’re working hard to ensure your portfolios continue to hold companies that demonstrate the kind of earnings strength that rational investors can’t ignore.

Thanks for your confidence in our company-by-company approach and the team that implements it on your behalf!

Bill D’Alonzo
Brandywine Funds President	July 6, 2007

Brandywine Fund

Percent Change in Top Ten Holdings From Book Cost

1.	Oracle Corp.	+13.5%	6.	Hewlett-Packard Co.	+32.1%
2.	Comcast Corp.	+31.4%	7.	Cisco Systems Inc.	+4.0%
3.	Precision Castparts Corp.	+230.1%	8.	Apple, Inc.	+0.5%
4.	Thermo Fisher Scientific, Inc.	+34.5%	9.	Rockwell Collins, Inc.	+31.4%
5.	McDermott International, Inc.	+271.3%	10.	Harris Corp.	+38.2%

Earnings Growth	Your Companies’ Market Capitalization

Top Ten Industry Groups

Brandywine Fund
June Quarter “Roses and Thorns”

$ Gain
Biggest $ Winners	(in millions)	% Gain	Reason for Move

McDermott International, Inc.	$67.5	68.3
March-quarter earnings grew 118 percent, beating estimates by 84 percent. Substantial backlogged business, up 34 percent from the year-ago period, results from project wins for offshore processing plants and undersea pipelines, new power generation plants and long-term government projects at nuclear sites.

Precision Castparts Corp.	$28.9	10.5
The manufacturer of complex metal castings and forgings for aerospace and industrial applications grew March-quarter earnings 89 percent, marking the sixth consecutive quarter the company topped estimates. Revenues grew 62 percent as robust demand from commercial aerospace and industrial gas turbine customers drove results. Recent acquisitions are making incremental contributions to sales and earnings.

Lyondell Chemical Co.	$26.1	23.7
Climbing output at its Houston oil refinery, which has the ability to refine high-margin heavy crude, helped Lyondell grow March-quarter revenues 22 percent to $5.8 billion. High global demand and low inventory levels are pushing up margins for those able to handle heavy crude. Also, a wealthy investor purchased an option to buy 8 percent of the company from Occidental Petroleum, removing the overhang of Occidental as a potential seller and putting Lyondell in play as a potential buyout target.

Oracle Corp.	$17.8	8.7
The developer of database management systems and enterprise software topped May-quarter earnings estimates with 28 percent growth. Revenue jumped 24 percent. Oracle gained market share in its core database and application software markets. Its new “11G” database product is expected to offer superior performance and more attractive pricing than competing products.

BE Aerospace, Inc.	$15.6	30.3
March-quarter earnings doubled to $0.40 per share, topping estimates by 25 percent. A strong new order cycle for business and commercial aircraft as well as robust demand for international premium-class cabin retrofits are driving results. The company is aggressively taking market share in the premium seating market, where its stake is approaching 60 percent.

$ Loss
Biggest $ Losers	(in millions)	% Loss	Reason for Move

Yahoo! Inc.	$21.5	12.2
Despite the successful launch of a new search platform dubbed Panama, which serves up ads in a new order and is expected to increase pay-per-click revenue, March-quarter results fell short of expectations. We sold Yahoo! during the quarter on concerns that decelerating display advertising revenue could continue following Google’s acquisition of DoubleClick.

Urban Outfitters, Inc.	$5.9	5.3
The specialty apparel retailer grew April-quarter earnings 42 percent. Shares reflected concerns that results for the company’s Urban division could offset a promising turnaround in its Anthropologie chain of stores. We believe the company’s overall sales are tracking on plan and expect comparisons to strengthen in the months ahead.

CheckFree Corp.	$5.6	7.0
The provider of software that runs Internet banking services for financial institutions grew March-quarter earnings 14 percent, but shares fell as investors expressed disappointment with a sporadic recovery in bill payment growth rates. We sold CheckFree during the quarter to fund an idea with greater near-term earnings visibility.

American Commercial Lines Inc.	$4.8	21.8
March-quarter earnings grew 11 percent, topping estimates. The operator and manufacturer of river barges gave up ground as management reined in overly optimistic forecasts regarding spot grain rates and the speed of a turnaround for the company’s manufacturing division. We sold American Commercial Lines during the quarter to fund an idea with better near-term visibility.

RTI International Metals, Inc.	$4.2	17.2
The manufacturer and distributor of titanium products grew March-quarter earnings 110 percent. While RTI continues to benefit from increased demand for titanium products from the commercial and military aerospace markets, earnings were slightly disappointing due to underperformance in the company’s distribution segment.

All gains/losses are calculated on an average cost basis

Brandywine Fund, Inc.
Statement of Net Assets
June 30, 2007
(Unaudited)

Shares		Cost	Value (b)

Common Stocks - 98.8% (a)

CONSUMER DISCRETIONARY

	Advertising - 0.1%
124,800	National CineMedia, Inc.	$2,774,155	$3,495,648

	Apparel Retail - 3.2%
1,617,800	Coldwater Creek Inc.	35,186,237	37,581,494
4,448,900	Urban Outfitters, Inc.	112,832,247	106,907,067

	Apparel, Accessories & Luxury Goods - 3.1%
833,300	Fossil, Inc.	25,557,758	24,574,017
1,562,800	Phillips-Van Heusen Corp.	88,408,113	94,658,796
481,200	Under Armour, Inc.	22,931,922	21,966,780

	Broadcasting & Cable TV - 4.1%
6,663,450	Comcast Corp.	142,622,155	187,376,214

	Computer & Electronics Retail - 0.7%
814,300	GameStop Corp.	32,547,499	31,839,130

	Department Stores - 0.8%
1,741,700	Saks, Inc.	35,638,485	37,185,295

	Footwear - 0.3%
571,800	Iconix Brand Group, Inc.	11,178,042	12,705,396

	Internet Retail - 0.3%
226,800	Priceline.com Inc.	13,628,356	15,590,232

	Specialty Stores - 1.0%
847,800	Tractor Supply Co.	44,946,341	44,127,990

	Tires & Rubber - 0.1%
170,800	Goodyear Tire & Rubber Co.	5,636,400	5,937,008

	Total Consumer Discretionary	573,887,710	623,945,067

	This sector is 8.7% above your Fund’s cost.

CONSUMER STAPLES

	Drug Retail - 2.8%
3,528,900	CVS Caremark Corp.	132,314,391	128,628,405

	Personal Products - 0.9%
682,300	Bare Escentuals, Inc.	23,592,116	23,300,545
121,100	Chattem, Inc.	7,519,368	7,675,318
513,500	Nu Skin Enterprises, Inc.	8,955,799	8,472,750

	Total Consumer Staples	172,381,674	168,077,018

	This sector is 2.5% below your Fund’s cost.

ENERGY

	Oil & Gas Equipment & Services - 1.1%
322,100	Dril-Quip, Inc.	15,713,099	14,478,395
489,100	Newpark Resources, Inc.	3,941,314	3,790,525
557,600	Oceaneering International, Inc.	21,906,688	29,352,064

	Oil & Gas Exploration & Production - 1.5%
1,621,700	Cabot Oil & Gas Corp.	50,293,923	59,808,296
300,400	Petrohawk Energy Corp.	4,426,768	4,764,344
96,400	Swift Energy Co.	4,091,402	4,122,064

	Total Energy	100,373,194	116,315,688

	This sector is 15.9% above your Fund’s cost.

FINANCIALS

	Asset Management & Custody Banks - 0.5%
922,400	Invesco PLC - SP-ADR	22,574,103	23,844,040

	Multi-line Insurance - 1.3%
1,826,300	HCC Insurance Holdings, Inc.	57,799,488	61,016,683

	Property & Casualty Insurance - 0.0%
20,900	ProAssurance Corp.	1,024,450	1,163,503

	Real Estate Investment Trusts - 0.0%
34,900	DiamondRock Hospitality Co.	677,004	665,892

	Total Financials	82,075,045	86,690,118

	This sector is 5.6% above your Fund’s cost.

HEALTH CARE

	Health Care Equipment - 0.4%
186,200	American Medical Systems
	Holdings, Inc.	3,219,054	3,359,048
171,300	Gen-Probe Inc.	9,654,472	10,349,946
273,600	Thoratec Corp.	5,254,201	5,031,504

	Health Care Services - 0.1%
142,000	AMN Healthcare Services, Inc.	3,317,787	3,124,000

	Life Sciences Tools & Services - 6.0%
996,300	Covance Inc.	58,354,787	68,306,328
3,254,600	Thermo Fisher Scientific, Inc.	125,176,979	168,327,912
598,500	Waters Corp.	36,167,109	35,526,960

	Pharmaceuticals - 1.1%
407,200	Adams Respiratory
	Therapeutics, Inc.	17,603,440	16,039,608
133,100	K-V Pharmaceutical Co.	3,185,394	3,625,644
583,200	Perrigo Co.	11,349,344	11,419,056
484,600	Teva Pharmaceutical
	Industries Ltd. SP-ADR	19,532,122	19,989,750

	Total Health Care	292,814,689	345,099,756

	This sector is 17.9% above your Fund’s cost.

INDUSTRIALS

	Aerospace & Defense - 11.3%
550,200	AerCap Holdings N.V.	12,992,382	17,606,400
1,625,000	BE Aerospace, Inc.	43,661,679	67,112,500
663,700	Goodrich Corp.	27,278,347	39,529,972
821,700	Hexcel Corp.	16,303,015	17,313,219
59,700	Moog Inc.	2,022,222	2,633,367
1,481,800	Precision Castparts Corp.	54,481,681	179,831,248
2,055,300	Rockwell Collins, Inc.	110,468,818	145,186,392
1,273,400	Spirit Aerosystems Holdings Inc.	35,658,298	45,906,070

	Airlines - 1.3%
857,900	Copa Holdings SA	52,998,649	57,685,196

	Building Products - 0.1%
60,900	NCI Building Systems, Inc.	3,044,793	3,004,197

Brandywine Fund, Inc.
Statement of Net Assets (Continued)
June 30, 2007
(Unaudited)

Shares		Cost	Value (b)

Common Stocks - 98.8% (a) (Continued)

	Construction & Engineering - 1.3%
485,700	Aecom Technology Corp.	$9,739,482	$12,050,217
700,800	Chicago Bridge
	& Iron Co. N.V. NYS	17,461,121	26,448,192
255,300	EMCOR Group, Inc.	15,032,805	18,611,370

	Construction & Farm Machinery & Heavy Trucks - 0.9%
387,300	Bucyrus International, Inc.	18,124,078	27,413,094
624,200	Force Protection, Inc.	12,915,514	12,883,488

	Diversified Commercial & Professional Services - 0.6%
153,200	IHS Inc.	5,132,200	7,047,200
145,400	Mobile Mini, Inc.	4,078,044	4,245,680
819,100	RSC Holdings, Inc.	18,020,200	16,382,000

	Electrical Components & Equipment - 1.3%
234,400	GrafTech International Ltd.	3,916,654	3,947,296
1,552,100	Suntech Power Holdings
	Co., Ltd. ADR	42,121,608	56,605,087

	Environmental & Facilities Services - 1.2%
1,159,650	Republic Services, Inc.	31,048,141	35,531,676
545,250	Waste Connections, Inc.	12,526,446	16,488,360

	Human Resource & Employment Services - 0.5%
442,200	Watson Wyatt Worldwide Inc.	21,503,048	22,322,256

	Industrial Conglomerates - 3.9%
142,200	3M Co.	11,968,007	12,341,538
2,000,200	McDermott International, Inc.	44,771,835	166,256,624

	Industrial Machinery - 1.2%
293,200	Chart Industries, Inc.	6,230,500	8,338,608
704,200	Harsco Corp.	33,391,926	36,618,400
115,900	Valmont Industries, Inc.	8,115,410	8,432,884

	Marine - 0.7%
364,700	Eagle Bulk Shipping Inc.	5,082,250	8,172,927
314,600	Kirby Corp.	11,190,655	12,077,494
567,500	Ultrapetrol Bahamas Ltd.	6,242,500	13,449,750

	Office Services & Supplies - 0.2%
353,200	Interface, Inc.	5,988,237	6,661,352

	Railroads - 0.2%
272,200	Genesee & Wyoming Inc.	7,296,802	8,122,448

	Trading Companies & Distributors - 0.3%
220,500	WESCO International, Inc.	14,005,856	13,329,225

	Total Industrials	724,813,203	1,129,585,727

	This sector is 55.8% above your Fund’s cost.

INFORMATION TECHNOLOGY

	Application Software - 1.8%
116,200	Ansoft Corp.	3,274,807	3,426,738
644,800	Autodesk, Inc.	22,118,276	30,357,184
1,347,200	Nuance Communications, Inc.	14,216,791	22,538,656
1,174,680	Parametric Technology Corp.	18,305,858	25,384,835

	Communications Equipment - 10.3%
166,800	Arris Group Inc.	2,938,649	2,934,012
178,700	Avocent Corp.	5,200,980	5,184,087
5,783,000	Cisco Systems Inc.	154,841,283	161,056,550
4,706,700	Corning Inc.	106,279,516	120,256,185
2,624,800	Harris Corp.	103,574,334	143,182,840
128,200	NICE Systems Ltd. SP-ADR	3,829,156	4,453,668
898,900	Polycom, Inc.	29,151,167	30,203,040

	Computer Hardware - 7.1%
1,317,300	Apple, Inc.	160,012,708	160,763,292
3,619,300	Hewlett-Packard Co.	122,207,842	161,493,166

	Computer Storage & Peripherals - 0.1%
167,700	Synaptics Inc.	5,229,089	6,001,983

	Data Processing & Outsourced Services - 1.8%
1,498,100	Fidelity National Information
	Services, Inc.	56,943,394	81,316,868

	Home Entertainment Software - 0.6%
1,484,000	Activision, Inc.	28,071,726	27,706,280

	IT Consulting & Other Services - 1.9%
1,403,300	Accenture Ltd.	41,674,110	60,187,537
2,336,800	CGI Group Inc.	23,635,677	26,218,896

	Internet Software & Services - 0.1%
277,300	Omniture, Inc.	5,220,240	6,355,716

	Semiconductor Equipment - 2.9%
1,500,600	MEMC Electronic Materials, Inc.	88,265,345	91,716,672
114,800	Teradyne, Inc.	2,021,410	2,018,184
966,450	Varian Semiconductor Equipment
	Associates, Inc.	31,145,431	38,715,987

	Semiconductors - 1.4%
634,300	ANADIGICS, Inc.	8,021,570	8,746,997
747,700	Microsemi Corp.	15,631,213	17,907,415
903,600	NVIDIA Corp.	25,377,268	37,327,716
52,400	SiRF Technology Holdings, Inc.	1,142,572	1,086,776

	Systems Software - 5.0%
212,300	Macrovision Corp.	6,184,066	6,381,738
11,241,100	Oracle Corp.	195,286,514	221,562,081

	Technology Distributors - 0.1%
312,300	Brightpoint, Inc.	4,520,000	4,306,617

	Total Information Technology	1,284,320,992	1,508,791,716

	This sector is 17.5% above your Fund’s cost.

MATERIALS

	Aluminum - 0.3%
186,500	Kaiser Aluminum Corp.	11,438,714	13,592,120

	Commodity Chemicals - 3.0%
3,669,300	Lyondell Chemical Co.	109,648,917	136,204,416

	Diversified Metals & Mining - 0.4%
266,600	RTI International Metals, Inc.	13,111,669	20,093,642

Brandywine Fund, Inc.
Statement of Net Assets (Continued)
June 30, 2007
(Unaudited)

Shares or Principal Amount		Cost	Value (b)

Common Stocks - 98.8% (a) (Continued)

	Industrial Gases - 1.3%
1,244,000	Airgas, Inc.	$54,581,442	$59,587,600

	Metal & Glass Containers - 0.4%
521,800	AptarGroup, Inc.	17,229,014	18,555,208

	Steel - 1.6%
1,444,900	Tenaris S.A.-ADR	70,188,075	70,742,304

	Total Materials	276,197,831	318,775,290

	This sector is 15.4% above your Fund’s cost.

TELECOMMUNICATION SERVICES

	Integrated Telecommunication Services - 0.5%
576,200	AT&T Inc.	19,894,209	23,912,300

	Wireless Telecommunication Services - 3.8%
2,643,200	Crown Castle International Corp.	91,815,822	95,868,864
271,100	NII Holdings Inc.	17,167,413	21,888,614
1,627,700	SBA Communications Corp.	49,484,388	54,674,443

	Total Telecommunication Services	178,361,832	196,344,221

	This sector is 10.1% above your Fund’s cost.

	Total common stocks	3,685,226,170	4,493,624,601

Short-Term Investments - 1.1% (a)

Commercial Paper - 1.1%
$25,000,000	Citigroup Funding Inc.,
	due 07/02/07, discount of 5.40%	24,996,250	24,996,250
22,500,000	New Center Asset Trust,
	due 07/02/07, discount of 5.36%	22,496,650	22,496,650

	Total commercial paper	47,492,900	47,492,900

	Variable Rate Demand Note - 0.0%
1,424,066	U.S. Bank, N.A., 5.07%	1,424,066	1,424,066

	Total short-term investments	48,916,966	48,916,966

	Total investments	$3,734,143,136	4,542,541,567

	Cash and receivables, less
	liabilities - 0.1% (a)		2,813,099

	Net Assets		$4,545,354,666

	Net Asset Value Per Share
	($0.01 par value, 500,000,000
	shares authorized), offering
	and redemption price
	($4,545,354,666 ÷ 117,478,354
	shares outstanding)		$38.69

(a)	Percentages for the various classifications relate to net assets.
(b)
Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded. Securities that are traded on the Nasdaq Markets (Nasdaq Global Select Market, Nasdaq Global Market and Nasdaq Capital Market formerly known as the Nasdaq National Market or the Nasdaq SmallCap Market) are valued at the Nasdaq Official Closing Price, or if no sale is reported, the latest bid price. Short-term investments with maturities of 60 days or less are valued at amortized cost which approximates value.

ADR - American Depositary Receipts
N.V. - Netherlands Antillies Limited Liability Corp.
NYS - New York Registered Shares

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Brandywine Blue Fund

Percent Change in Top Ten Holdings From Book Cost

1.	Apple, Inc.	+2.1%	6.	Thermo Fisher Scientific, Inc.	+30.6%
2.	Cisco Systems Inc.	+0.7%	7.	Oracle Corp.	+10.6%
3.	CVS Caremark Corp.	-3.4%	8.	Abbott Laboratories	-3.5%
4.	Lyondell Chemical Co.	+23.7%	9.	Rockwell Collins, Inc.	+35.2%
5.	Comcast Corp.	+29.6%	10.	Precision Castparts Corp.	+122.7%

Earnings Growth	Your Companies’ Market Capitalization

Top Ten Industry Groups

Brandywine Blue Fund
June Quarter “Roses and Thorns”

$ Gain
Biggest $ Winners	(in millions)	% Gain	Reason for Move

The Mosaic Co.	$28.9	39.0
The producer of crop fertilizers grew February-quarter earnings to $0.10 a share from a loss of $0.19 a year ago. Corn-planted acres are expected to expand nearly 15 percent this year as farmers look to capitalize on ethanol-driven demand. Surging demand for fertilizer has resulted in near sold-out conditions in North America and has pushed prices up over 70 percent for some nutrients.

NVIDIA Corp.	$25.5	38.4
The manufacturer of computer chips that provide high-performance, interactive 3D graphics for personal computers and gaming consoles grew April-quarter earnings 45 percent, topping estimates. NVIDIA is receiving more business than investors expected from Intel following consolidation in the industry. The company’s new TESLA product marks a venture outside the traditional computing market into high-level computation platforms for industrial and academic customers.

Lyondell Chemical Co.	$21.4	23.8
Climbing output at its Houston oil refinery, which has the ability to refine high-margin heavy crude, helped Lyondell grow March-quarter revenues 22 percent to $5.8 billion. High global demand and low inventory levels are pushing up margins for those able to handle heavy crude. Also, a wealthy investor purchased an option to buy 8 percent of the company from Occidental Petroleum, removing the overhang of Occidental as a potential seller and putting Lyondell in play as a potential buyout target.

Fluor Corp.	$13.5	24.0
The largest publicly traded domestic engineering and construction company topped March-quarter earnings estimates. Significant order growth reflected a strong pipeline of new large projects, particularly in the oil and gas, petrochemical, mining, and power sectors. Late in the quarter, Fluor announced it was awarded a large Logistics Civil Augmentation Program (LOGCAP) IV contract by the U.S. Army, which could potentially generate upwards of $1.5 billion in annual sales over the next decade.

Precision Castparts Corp.	$12.4	15.3
The manufacturer of complex metal castings and forgings for aerospace and industrial applications grew March-quarter earnings 89 percent, marking the sixth consecutive quarter the company topped estimates. Revenues grew 62 percent as robust demand from commercial aerospace and industrial gas turbine customers drove results. Recent acquisitions are making incremental contributions to sales and earnings.

$ Loss
Biggest $ Losers	(in millions)	% Loss	Reason for Move

Yahoo! Inc.	$11.6	12.2
Despite the successful launch of a new search platform dubbed Panama, which serves up ads in a new order and is expected to increase pay-per-click revenue, March-quarter results fell short of expectations. We sold Yahoo! during the quarter on concerns that decelerating display advertising revenue could continue following Google’s acquisition of DoubleClick.

CVS Caremark Corp.	$4.0	3.4
Purchased in the second half of the quarter, the drug store operator traded marginally lower on news that it lost the mail-order portion of the Blue Cross Blue Shield Federal Employee Program contract. The loss is not expected to meaningfully impact earnings. CVS’s recent acquisition of Caremark gives it control of an estimated 25 percent of U.S. prescription volume.

Seagate Technology	$3.9	7.5
Shares fell on lower-than-expected March-quarter revenue, which intensified concerns related to increasing competition, potential pricing pressure and softening demand for the company’s hard drives. Your team sold Seagate in April to fund an idea with better near-term earnings prospects.

Archer-Daniels- Midland Co.	$3.5	4.9
The world’s largest producer of ethanol lost ground as record corn planting in the U.S. didn’t translate in lower market prices for the vegetable. Corn is a major cost input for the company’s ethanol production operations. We sold Archer-Daniels-Midland during the quarter on concerns that profit margins could be narrower than expected.

Abbott Laboratories	$3.0	3.3
The provider of health-care products to the consumer, pharmaceutical and medical device markets topped March-quarter earnings estimates, but shares backed off highs due to profit taking, concerns related to industry stent volumes and negative press on the company’s TriCor drug. Due diligence with cardiologists leads us to conclude the concerns are overblown. We believe the outlook for Abbott is promising given the potential for new product approvals and strengthening prescription trends.

All gains/losses are calculated on an average cost basis

Brandywine Blue Fund
Statement of Net Assets
June 30, 2007
(Unaudited)

Shares		Cost	Value (b)

Common Stocks - 96.1% (a)

CONSUMER DISCRETIONARY

	Broadcasting & Cable TV - 4.0%
3,913,650	Comcast Corp.	$84,942,444	$110,051,838

	Computer & Electronics Retail - 1.0%
660,400	GameStop Corp.	26,463,838	25,821,640

	Consumer Electronics - 1.2%
427,400	Garmin Ltd.	31,406,611	31,614,778

	Tires & Rubber - 0.1%
98,800	Goodyear Tire & Rubber Co.	3,260,400	3,434,288

	Total Consumer Discretionary	146,073,293	170,922,544

	This sector is 17.0% above your Fund’s cost.

CONSUMER STAPLES

	Drug Retail - 4.1%
3,086,000	CVS Caremark Corp.	116,439,109	112,484,700

	Total Consumer Staples	116,439,109	112,484,700

	This sector is 3.4% below your Fund’s cost.

ENERGY

	Coal & Consumable Fuels - 1.7%
909,000	Cameco Corp.	43,093,073	46,122,660

	Oil & Gas Equipment & Services - 3.0%
1,146,000	Cameron International Corp.	64,298,714	81,904,620

	Total Energy	107,391,787	128,027,280

	This sector is 19.2% above your Fund’s cost.

FINANCIALS

	Asset Management & Custody Banks - 0.6%
619,300	Invesco PLC - SP-ADR	15,174,012	16,008,905

	Total Financials	15,174,012	16,008,905

	This sector is 5.5% above your Fund’s cost.

HEALTH CARE

	Biotechnology - 5.0%
1,081,200	Genzyme Corp.	68,193,873	69,629,280
1,697,000	Gilead Sciences, Inc.	57,504,793	65,792,690

	Health Care Distributors - 2.4%
1,104,100	McKesson Corp.	65,944,630	65,848,524

	Life Sciences Tools & Services - 5.2%
2,090,900	Thermo Fisher Scientific, Inc.	82,774,211	108,141,348
535,900	Waters Corp.	32,474,872	31,811,024

	Pharmaceuticals - 5.9%
1,650,500	Abbott Laboratories	91,587,934	88,384,275
1,720,300	Teva Pharmaceutical
	Industries Ltd. SP-ADR	68,843,143	70,962,375

	Total Health Care	467,323,456	500,569,516

	This sector is 7.1% above your Fund’s cost.

INDUSTRIALS

	Aerospace & Defense - 7.2%
351,400	Goodrich Corp.	17,024,802	20,929,384
718,300	Precision Castparts Corp.	39,149,150	87,172,888
1,247,500	Rockwell Collins, Inc.	65,161,664	88,123,400

	Construction & Engineering - 2.6%
623,800	Fluor Corp.	53,531,512	69,472,606

	Construction & Farm Machinery & Heavy Trucks - 2.8%
633,400	Deere & Co.	69,521,909	76,476,716

	Heavy Electrical Equipment - 0.1%
81,000	ABB Ltd. SP-ADR	1,834,828	1,830,600

	Industrial Conglomerates - 3.1%
574,700	3M Co.	48,040,591	49,878,213
888,900	General Electric Co.	34,130,769	34,027,092

	Industrial Machinery - 2.4%
1,288,400	Dover Corp.	58,472,245	65,901,660

	Total Industrials	386,867,470	493,812,559

	This sector is 27.6% above your Fund’s cost.

INFORMATION TECHNOLOGY

	Application Software - 3.3%
1,460,200	Adobe Systems Inc.	60,871,893	58,627,030
643,100	Autodesk, Inc.	22,260,768	30,277,148

	Communications Equipment - 6.8%
4,120,700	Cisco Systems Inc.	113,958,206	114,761,495
2,792,900	Corning Inc.	62,668,425	71,358,595

	Computer Hardware - 7.2%
1,029,700	Apple, Inc.	123,020,604	125,664,588
1,588,100	Hewlett-Packard Co.	51,642,696	70,861,022

	Data Processing & Outsourced Services - 2.6%
1,308,400	Fidelity National Information
	Services, Inc.	51,625,426	71,019,952

	IT Consulting & Other Services - 1.0%
612,300	Accenture Ltd.	18,173,449	26,261,547

	Internet Software & Services - 0.8%
675,900	VeriSign, Inc.	21,601,896	21,446,307

	Semiconductor Equipment - 0.9%
417,200	MEMC Electronic Materials, Inc.	24,302,252	25,499,264

	Semiconductors - 2.8%
1,825,200	NVIDIA Corp.	53,890,186	75,399,012

	Systems Software - 3.9%
5,430,800	Oracle Corp.	96,762,419	107,041,068

	Total Information Technology	700,778,220	798,217,028

	This sector is 13.9% above your Fund’s cost.

Brandywine Blue Fund
Statement of Net Assets (Continued)
June 30, 2007
(Unaudited)

Shares or Principal Amount		Cost	Value (b)

Common Stocks - 96.1% (a) (Continued)

MATERIALS

	Commodity Chemicals - 4.1%
2,997,700	Lyondell Chemical Co.	$89,939,662	$111,274,624

	Fertilizers & Agricultural Chemicals - 1.7%
1,189,200	The Mosaic Co.	24,614,163	46,402,584

	Steel - 3.1%
1,745,200	Tenaris S.A.- ADR	84,059,568	85,444,992

	Total Materials	198,613,393	243,122,200

	This sector is 22.4% above your Fund’s cost.

TELECOMMUNICATION SERVICES

	Integrated Telecommunication Services - 1.3%
848,100	AT&T Inc.	29,383,652	35,196,150

	Wireless Telecommunication Services - 4.2%
1,235,500	Crown Castle International Corp.	43,014,516	44,811,585
846,900	NII Holdings Inc.	48,000,505	68,378,706

	Total Telecommunication Services	120,398,673	148,386,441

	This sector is 23.2% above your Fund’s cost.

	Total common stocks	2,259,059,413	2,611,551,173

Short-Term Investments - 7.3% (a)

Commercial Paper - 7.2%
$50,000,000	Citigroup Funding Inc.,
	due 07/02/07, discount of 5.40%	49,992,500	49,992,500
22,500,000	New Center Asset Trust,
	due 07/02/07, discount of 5.36%	22,496,650	22,496,650
50,000,000	Countrywide Financial Corp.,
	due 07/03/07 - 07/06/07,
	discount of 5.36%	49,973,945	49,973,945
25,000,000	Walt Disney Corp,
	due 07/03/07, discount of 5.39%	24,992,514	24,992,514
50,000,000	Kraft Foods Inc.,
	due 07/05/07 - 07/09/07,
	discount of 5.36%	49,955,333	49,955,333

	Total commercial paper	197,410,942	197,410,942

	Variable Rate Demand Note - 0.1%
2,134,452	U.S. Bank, N.A., 5.07%	2,134,452	2,134,452

	Total short-term investments	199,545,394	199,545,394

	Total investments	$2,458,604,807	2,811,096,567

	Liabilities, less cash and
	receivables (3.4%) (a)		(93,036,382)

	Net Assets		$2,718,060,185

	Net Asset Value Per Share
	($0.01 par value, 100,000,000
	shares authorized), offering
	and redemption price
	($2,718,060,185 ÷ 76,986,644
	shares outstanding)		$35.31

(a)	Percentages for the various classifications relate to net assets.
(b)
Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded. Securities that are traded on the Nasdaq Markets (Nasdaq Global Select Market, Nasdaq Global Market and Nasdaq Capital Market formerly known as the Nasdaq National Market or the Nasdaq SmallCap Market) are valued at the Nasdaq Official Closing Price, or if no sale is reported, the latest bid price. Short-term investments with maturities of 60 days or less are valued at amortized cost which approximates value.

ADR-American Depositary Receipts

Definitions and Disclosures

The Funds’ investment objectives, risks, charges andexpenses must be considered carefullybefore investing. The prospectus contains this and other importantinformation abouttheinvestmentcompanies, and it may be obtained by calling 1-800-656-3017, or visiting www.brandywinefunds.com. Read it carefully before investing.

Fund holdings and sector weightings are subject to change at any time and are not recommendations to buy or sell any securities. Securities discussed were not held by the Funds as of 06/30/07 unless listed in the accompanying financial statements. References to the earnings growth rates of the Funds refer solely to the estimated earnings growth rates of the average investment holding of the Funds based on consensus estimates from Baseline and not to the actual performance of the Funds themselves. Baseline Financial Services, Inc. (Baseline) provides analytical information and services to the investment community.

The Russell 3000, Russell 3000 Growth, Russell 1000, Russell 1000 Growth and S&P 500 Indexes are unmanaged indexes commonly used to measure the performance of U.S. stocks. You cannot invest directly in an index. As of June 30, 2007, the Russell 3000 Index’s average annual total returns for 1, 5 and 10 years were 20.07, 11.53 and 7.62 percent; the Russell 3000 Growth Index’s were 18.84, 9.58 and 4.42 percent; the Russell 1000 Index’s were 20.43, 11.33 and 7.55 percent; the Russell 1000 Growth Index’s were 19.04, 9.28 and 4.39 percent; and the S&P 500 Index’s were 20.59, 10.70 and 7.13 percent.

Capital Gains Update . . .

The Brandywine Funds appear likely to distribute capital gains in October. Brandywine Fund finished the June quarter with realized gains representing $3.24 per share. Brandywine Blue Fund finished with realized gains of $1.94 per share.

Realized gain figures are provided to keep shareholders updated on the status of the capital gains situation as the fiscal year progresses. Gains and losses realized through the fiscal year’s end on September 30 will determine whether distributions are in order and, if so, dictate the final amounts to be distributed.

IRA Investors . . .

The annual $15 maintenance fee for shareholders invested through IRA accounts is due on November 9, 2007. For your convenience, US Bancorp will automatically deduct this amount from your IRA on the due date, or if you prefer not to have the fee swept from your account, please send a check to US Bancorp by the due date.

Board of Directors

Robert F. Birch	William F. D’Alonzo	Foster S. Friess	Quentin Jackson
President and Director	CEO and CIO	Chairman	Former President and CEO
New America High Income Fund	Friess Associates	Friess Associates	Nuclear Electric Insurance Limited

Stuart A. McFarland	W. Richard Scarlett, III	Thomas D. Wren	James W. Zug
Managing Partner	Chairman and CEO	Former Treasurer	Former Senior Partner
Federal City Capital Advisors, LLC	United Bancorporation of Wyoming, Inc.	MBNA Corporation	PricewaterhouseCoopers LLP
Deep Springs Capital Partners, LLC

P.O. Box 4166, Greenville, DE 19807
(800) 656-3017                    www.brandywinefunds.com                         bfunds@friess.com

Investment Adviser: Friess Associates, LLC	Transfer Agent: U.S. Bancorp Fund Services, LLC
Investment Sub-Adviser: Friess Associates of Delaware, LLC	Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP
Custodian: U.S. Bank, N.A.	Legal Counsel: Foley & Lardner LLP

Officers: Foster Friess, Founder; William D’Alonzo, Chairman and President;
Lynda Campbell, Vice President and Secretary; Christopher Long, Vice President and Treasurer;
David Marky, Chief Compliance Officer, Vice President and Assistant Secretary; and Paul Robinson, Vice President

Report Editor: Chris Aregood               Report Staff: David Marky, Adam Rieger